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                                                                   EXHIBIT 10.14

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY

                                  VISIJET, INC.

                       24% SECURED SUBORDINATED DEBENTURE

No. __                                                        Irvine, California
$_____________                                               February  ___, 2004

This Debenture is one of a duly authorized issue of Debentures (the "Issue") of Visijet, Inc. in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000).

          FOR VALUE RECEIVED, the undersigned, VISIJET, INC., a Delaware corporation (the "Company"), having a principal place of business located at 192 Q Technology Drive, Irvine, California 92618, hereby promises to pay to ______________________ ("Holder"), having an office for doing business at
___________________________________________, the principal amount of
________________________________ 00/100 Dollars ($___________) with interest thereon, in lawful money of the United States, on the terms set forth in Section 1 of this Debenture (the "Debenture"). As additional consideration, the Holder shall also receive a stock purchase warrant to purchase __________ shares of common stock, no par value, with an exercise price of $1.10. The shares shall be restricted and bear the following restrictive legend:

         The warrants shall be in the form attached hereto as Exhibit A and made part hereof.

         1. Payments of Interest and Principal.
         --------------------------------------

                  (a) The outstanding principal balance of this Debenture shall be due and payable on the earlier of (i) thirty (30) days from the date the Company's registration statement filed on Form SB-2 is declared effective by the Securities and Exchange Commission, provided that SBI (as defined in the

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Registration Statement) has not defaulted in its obligation to purchase or (ii)
twelve (12) months from the date the Registration Statement is declared effective or (iii) eighteen (18) months from the date of this Debenture (the "Maturity Date").

                  (b) From the date hereof through the Maturity Date, the unpaid principal balance shall bear interest at the rate of twenty-four percent (24%) per annum. The Interest shall be due and payable on the first business day of each month commencing April 1, 2004 and continuing each month thereafter until the obligations described herein have been satisfied.

                  (c) If the Company should fail to pay any installment of principal or interest, or other amounts payable pursuant to this Debenture, within ten (10) days when due, including when due as a result of acceleration or if Holder should for any reason be required to pay over any amount collected on this Debenture to another creditor of the Company, the Company shall pay additional interest on all such defaulted amounts at the lesser of the then applicable interest rate plus two percent (2%) per annum or the maximum rate permitted by law from the date of default to the date of payment. Amounts payable under this Section shall be payable on demand.

                  (d) If the Company should fail to pay any installment of principal or interest, or the amounts payable pursuant to this Debenture, within ten (10) days of when due, the Holder shall have the right to convert all or part of this Debenture, at any time or from time to time, into shares of the Company's common stock. The Holder must deliver notice of his, their or its intent to convert (the "Notice of Conversion") in accordance with Section 9 of this Debenture. The conversion price shall be equal to seventy-five percent (75%) of the lowest bid price for the Company's common stock for the five (5) trading days preceding the date of the Notice of Conversion.

                  (e) All amounts payable hereunder shall be made by the Company by wire transfer or by any other method approved in advance by Holder at the place designated by Holder in writing to the Company in immediately available and freely transferable funds at such place of payment.

         2. SECURITY INTEREST. The Company grants to Holder and each other holder of Debentures in this Issue a present security interest in all of the Company's assets to the extent necessary to secure the Company's debts, liabilities and obligations under the Issue of Debentures. The Company shall execute and deliver to the Holder and each other holder of Debentures in this Issue a Security Agreement in a commercially reasonable form requested by the Holder and such other holders and such financing statements and other papers as may be necessary or appropriate to establish and maintain a valid security interest in the Company's assets. The Company shall pay all costs of any filings of financing statements or other papers.

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         3. SUBORDINATION.

                  (a) The Parties hereto agree that the payment of the principal of, and interest on, this Debenture is expressly subordinated to the payment of all Senior Indebtedness, to the extent and subject to the conditions set forth in this Section 3. As used herein, the term "Senior Indebtedness" shall mean the principal of, the interest on and the premium, if any, on all indebtedness of the Company for money borrowed by it from any bank, insurance company or other financial institution, and all renewals, extensions and refundings of any such indebtedness, whether such indebtedness shall have been incurred prior to, on or subsequent to the date hereof, unless by the terms of the instrument creating or evidencing any such indebtedness it is provided that such indebtedness is not to be considered Senior Indebtedness for the purpose of this Debenture.

                  (b) No interest or principal shall be paid on the Debenture without the consent of the holder of all outstanding Senior Indebtedness if, at the date fixed herein for such interest or principal payment, the Company shall be in default of payment of principal or interest upon such Senior Indebtedness. In the event any payment of interest hereunder shall be prohibited pursuant to this Section 3(b), such interest and principal payment shall be deemed to be deferred until the cure of all defaults in payment of principal or interest upon the Senior Indebtedness, and the interest and principal payments hereon so deferred shall immediately become due and payable, without any interest thereon, upon the cure of such defaults.

                  (c) The Parties hereto agree that the lien of the security interest granted to the Holder and other holders of this Issue of Debentures is expressly subordinated to the lien of the security interest granted to the holder of the Senior Indebtedness.

                  (d) The Company and the Holder covenant and agree to execute and deliver to the holder of the Senior Indebtedness a commercially reasonable form of Subordination Agreement which is consistent with the terms of this
Section 3.

         4. COVENANTS. The Company covenants and agrees that so long as the Debenture is outstanding and until all principal and accrued interest and other amounts due hereunder have been paid in full, unless otherwise consented to by the Holder in writing:

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                  (a) The Company shall not take any action to dissolve and
shall not sell any significant asset or assets (whether in one or more transactions) for less than fair and valuable consideration;

                  (b) The Company shall not be a party to a merger or consolidation in which the Company is not the surviving entity, other than mergers or similar transactions accomplished solely to change the Company's form or jurisdiction of organization.

                  (c) The Company shall not divest, sell, assign, convey or dispose of any assets of the Company outside the ordinary course of business other than for fair and valuable consideration.

         5. DEFAULT AND REMEDIES.

                  (a) The following events shall constitute events of default (any of which is referred to as an "Event of Default") under this Debenture:

                           (i) The Company fails to make any payment of
interest, principal or any other amounts, when due under this Debenture for thirty (30) days after the payment is due to the Holder;

                           (ii) The Company fails to perform any term, covenant
or agreement contained in this Debenture or the Security Agreement and such failure is not cured within thirty (30) days after receipt by the Company of notice of such failure;

                           (iii) The Company fails to make any payment of any
principal or interest on any other indebtedness, not in dispute, equal to or exceeding $10,000 (including, but not limited to, Senior Indebtedness) which results in the acceleration of the maturity of such indebtedness;

                           (iv) The Company shall commence a voluntary case
concerning itself under the Bankruptcy Code in Title 11 of the United States Code (as amended, modified, succeeded or replaced, from time to time, the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not dismissed within sixty (60) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of all or substantially all of the property of the Company; or the Company commences any other proceeding under any reorganization, arrangement, adjustment of the debt, relief of creditors, dissolution, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to the Company; or there is commenced against the Company any such proceeding which remains undismissed for a period of sixty (60) days; or the Company is adjudicated insolvent or bankrupt; or any

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order of relief or other order approving any such case or proceeding is entered;
or the Company suffers appointment of any custodian or the like for it or for any substantial part of its property to continue unchanged or unstayed for a period of sixty (60) days; or the Company makes a general assignment for the benefit of creditors; or any corporate action is taken by the Company for the purpose of effecting any of the foregoing; or

                           (v) One or more judgments shall be entered against
the Company involving liability of One Hundred Thousand Dollars ($100,000) or more in the aggregate for all such judgments for the Company collectively and any such judgments shall not have been vacated, discharged or stayed or bonded pending appeal within thirty (30) days from the entry thereof.

                  (b) Upon the occurrence of any Event of Default, and at any time thereafter, the Holder may take any of the following actions without prejudice to the rights of the Holder to enforce its claims against the Company except as otherwise specifically provided for herein:

                           (i) declare the unpaid principal and any accrued and
unpaid interest in respect of this Debenture to be due, whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company;

                           (ii) reduce any claim to judgment;

                           (iii) without notice of default or demand, pursue and
enforce any of the Holder's rights and remedies under this Debenture, or otherwise provided under or pursuant to any applicable law or agreement, including without limitation all rights and remedies available to Holder as a secured party under the Security Agreement and under the Uniform Commercial Code as enacted in the State of Delaware.

                  (c) If any amount, whether principal, interest or other payment, on this Debenture is not paid when due, the Company shall pay all fees and costs of collection, including, but not limited to, reasonable attorneys fees incurred by the Holder, whether or not suit is filed hereon. The rights and remedies of the Holder as provided in this Debenture shall be cumulative and may be pursued singly, successively, or together.

         6. MAXIMUM INTEREST. All agreements between the Company and the Holder are expressly limited so that in no contingency or event shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of the money to be loaned hereunder exceed the maximum amount permissible under the applicable federal and state usury laws. It is therefore the intention of the Company and the Holder to conform strictly to state and federal usury laws applicable to this loan and to limit the interest paid on this Debenture to the

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amount herein stated or the highest rate of interest according to law, whichever is the lesser. Therefore, in this Debenture or in any of the documents relating hereto, the aggregate of all interest or any other charges constituting interest under the applicable law contracted for, chargeable, or receivable under this Debenture or otherwise in connection with this Debenture shall under no circumstances exceed the maximum amount of interest permitted by law. If any excess of interest in such respect is provided for or shall be adjudicated to be so provided for in this Debenture or in any of the documents securing payment hereof or otherwise relating hereto, then in such event:

                  (a) The provisions of this Section 6 shall govern and control;

                  (b) Neither the Company, its successors or assigns nor any other party liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum permitted by law;

                  (c) Any excess of said interest shall be deemed a mistake and is hereby canceled automatically and if theretofore paid, shall at the option of the Holder be refunded to the Company or, to the extent permitted by law, credited to the principal amount of said Debenture as a prepayment; and

                  (d) The effective rate of interest shall be automatically subject to reduction to the maximum lawful contract rate allowed under said law as is now or may hereinafter be construed by courts of appropriate jurisdiction and to the extent permitted by law, the determination of the rate of interest shall be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan, all interest at any time contracted for, charged or received from the Company in connection with said loan.

         7. WAIVER. The Company hereby waives presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Debenture, excepting any notice requirements specifically set forth herein.

         8. GOVERNING LAW. This Debenture and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws contained therein.

         9. NOTICES. All notices which either party may be required or desire to give to any other party shall be in writing and shall be given by personal service, telecopy, registered mail or certified mail (or its equivalent), or overnight courier to the other party at its respective address first above written. Mailed notices and notices by overnight courier shall be deemed to be

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given upon actual receipt by the party to be notified. Notices delivered by telecopy shall be confirmed in writing by overnight courier and shall be deemed to be given upon actual receipt by the party to be notified. A party may change its address or addresses set forth above by giving the other parties notice of the change in accordance with the provisions of this section.

         10. HEADINGS. The headings of the sections of this Debenture are inserted for convenience only and do not constitute a part of this Debenture.

         11. ASSIGNMENT. This Debenture and the rights and obligations herein may not be assigned by the Company without the prior written consent of the Holder.

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         IN WITNESS WHEREOF, the Company has caused this Debenture to be signed in its corporate name by its duly authorized officer, and to be dated the day and year first above written.

                                      VISIJET, INC.

                                      By:      ________________________________

                                      Name:    ________________________________

                                      Its:     ________________________________

ACCEPTED AND AGREED:

____________________

By:  _______________________________________

Name:  ____________________________________

Its:  _______________________________________

Dated:   _________________________________

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